UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
       5(d)(2)
[ X ] Definitive Information Statement

                 K-9 CONCEPTS, INC.
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  (NAME OF REGISTRANT AS SPECIFIED IN ITS CHAPTER)


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

                               K-9 CONCEPTS, INC.
                   RM0933, 9/F., Block C, Harbourfront Horizon
                         Hung Hom Bay, 8 Hung Luen Road
                               Kowloon, Hong Kong
                                  852-6622-3666

                       WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT
                                March 3, 2008

TO THE STOCKHOLDERS OF K-9 CONCEPTS, INC.:

     This information statement has been filed with the Securities and Exchange Commission and is being mailed on or about March 3, 2008, to the holders of record as of February 19, 2008 (the "Record Date") of the common stock, $0.001 par value per share (the "Common Stock"), of K-9 Concepts, Inc., a Nevada corporation (the "Company"), pursuant to Section 14 of he Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder. We are sending this information statement to you for information purposes only. We are not requesting any action on your part.

     This is to notify you that on February 15, 2008, subject to shareholder approval, our Board of Directors unanimously approved an amendment to our Articles of Incorporation to change our company's name from "K-9 Concepts, Inc." to "Aussie Soles Group Inc." On February 18, 2008, the amendment was approved by the written consent in lieu of a meeting of stockholders owning 18,650,000 shares of our Common Stock (the "Majority Stockholders"), representing approximately 50.96% of the 36,600,000 shares of the total issued and outstanding shares of our voting stock as of February 18, 2008.

     Accordingly, your consent is not required and is not being solicited in connection with the approval of the actions. The proposed Certificate of Amendment of Articles of Incorporation, attached hereto as Appendix A, will become effective when we file it with the Secretary of State of Nevada. We anticipate such filing will occur on or after March 24, 2008, twenty (20) days following mailing of this information statement to the stockholders.

     We will bear the entire cost of furnishing this information statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our Common Stock held of record by them.

             By Order of the Board of Directors,

         /s/ Albert Au
        ------------------------------------------
             Albert Au
             President and Chief Executive Officer

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                TABLE OF CONTENTS


OUTSTANDING SHARES AND VOTING RIGHTS .........................................1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ...............1

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 .........2

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON .....2

ACTION TO BE TAKEN: AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR
NAME TO AUSSIE SOLES GROUP INC. ..............................................3

DISSENTER'S RIGHTS OF APPRAISAL ..............................................3

SHAREHOLDERS SHARING AN ADDRESS ..............................................3

ADDITIONAL INFORMATION .......................................................4


APPENDIX A:  CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                          OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 36,600,000 shares were issued and outstanding. Holders of Common Stock have no preemptive rights to acquire or subscribe to any additional shares of Common Stock. There are no other issued and outstanding securities of our company entitled to vote in connection with such matters.

     Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing proposals by resolution dated February 18, 2008; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this information statement.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this information statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or after March 24, 2008.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our shares of Common Stock at February 18, 2008, by (i) each of our directors, (ii) our executive officers, (iii) by all of our directors and executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address shown below or at our executive office address.


TITLE OF       NAME, TITLE AND ADDRESS OF  AMOUNT AND NATURE OF  PERCENT OF
CLASS          BENEFICIAL OWNER            BENEFICIAL OWNERSHIP  CLASS(1)
COMMON         ALBERT AU,                  3,000,000             8.20%
STOCK          PRESIDENT,
               CHIEF EXECUTIVE OFFICER
               AND DIRECTOR
               RM0933, 9/F., BLOCK C
               HARBOURFRONT HORIZON
               HUNG HOM BAY,
               8 HUNG LUEN ROAD
               KOWLOON, HONG KONG

               JEANNE MOK,                 3,000,000             8.20%
               TREASURER, CHIEF FINANCIAL
               OFFICER AND DIRECTOR
               G/F, 233 WONG CHUK WAN
               SAI KUNG, HONG KONG

               ALL OFFICERS AND DIRECTORS  6,000,000             16.39%
               AS A GROUP (2 PERSONS

               CRAIG TAPLIN                11,900,000            32.51%
               477 CLIFTON RD.
               KELOWNA, BRITISH COLUMBIA
               V1V-1A6
               CANADA

(1) The percent of class is based upon 36,600,000 shares of Common Stock issued and outstanding as of February 18, 2008.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding common stock, file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file.

     Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates. We believe that during the fiscal year ended August 31, 2007, each of Albert Au, our President, Chief Executive Officer and director, and Jeanne Mok, our Treasurer, Chief Financial Officer and director, failed to file a Form 3 or Form 4, and our ten percent stockholders have failed to file a Form 3, and each have therefore failed to comply with applicable Section 16(a) filing requirements.

      INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     Except as disclosed elsewhere in this Information Statement, since our incorporation on August 25, 2005, none of the following persons have had any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.    any director or officer of our company;
2.    any proposed nominee for election as a director of our company; and
3.    any associate or affiliate of any of the foregoing persons.

     The share ownership of our directors and officers are listed above in the section entitled "Security Ownership of Certain Beneficial Owners and Management." No director has advised us that he or she intends to oppose the amendment to the Articles of Incorporation, as more particularly described herein.

     ACTION TO BE TAKEN: AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE
                   OUR NAME TO AUSSIE SOLES GROUP INC.



Introduction


     On February 15, 2008, our board of directors unanimously adopted a resolution declaring it advisable to amend our Articles of Incorporation to change our name to "Aussie Soles Group Inc." Our board of directors further directed that this amendment to our Articles of Incorporation be submitted for consideration by our stockholders. On February 18, 2008, the holders of a majority of our voting stock approved the amendment of our Articles of Incorporation to change our name to "Aussie Soles Group Inc." A copy of the Certificate of Amendment to our Articles of Incorporation is attached to this information statement as Appendix A.

Effective Time of the Name Change

     We intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our shareholders, the Certificate of Amendment to our Articles of Incorporation effectuating the name change with the Secretary of State of Nevada. This amendment to our Articles of Incorporation will become effective at the close of business on the date the amendment to the articles of incorporation is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made on or after March 24, 2008.

Reasons for the Name Change

     Our board of directors believes that this name change is in our best interest. As a result of our February 2008 acquisition of Aussie Soles International LLC, the name "K-9 Concepts, Inc." no longer accurately reflects the company's operations and interests. The name "Aussie Soles Group Inc." will allow us to better take advantage of the brand recognition related to Aussie SolesTM, and will better reflect our intended operations and interests with the addition of our new subsidiary.

     YOU ARE NOT REQUIRED TO EXCHANGE YOUR CERTIFICATE(S) OF K-9 CONCEPTS, INC. FOR NEW STOCK CERTIFICATES REFLECTING OUR NEW NAME OF AUSSIE SOLES GROUP INC., ALTHOUGH YOU MAY DO SO IF YOU WISH.

                            DISSENTER'S RIGHTS OF APPRAISAL

     The Nevada Revised Statutes do not provide for dissenter's rights in connection with any of the actions described in this Information Statement, and we will not provide shareholders with any such right independently.

                         SHAREHOLDERS SHARING AN ADDRESS

     We will deliver only one information statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the information statement to a shareholder at a shared address to which a single copy of the information statement is delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of the information statement by contacting us at the address or phone number set forth above. Conversely, if multiple shareholders sharing an address receive multiple information statements and wish to receive only one, suchshareholders can notify us at the address or phone number set forth above.

                                ADDITIONAL INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.

     We will provide upon request and without charge to each shareholder receiving this Information Statement a copy of our Annual Report on Form 10-KSB, as amended on Form 10-KSB/A, for the fiscal year ended August 31, 2007, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with subsequent information we file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Gersten Savage LLP, Attn: David E. Danovitch, Esq. at 212-752-9700.



         BY ORDER OF THE BOARD OF DIRECTORS,

         /s/ Albert Au
        ---------------------------------------
         Albert Au
         President and Chief Executive Officer

                                   APPENDIX A

ROSS MILLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: SECRETARYOFSTATE.BIZ

--------------------------------------
|      CERTIFICATE OF AMENDMENT      |
| (PURSUANT TO NRS 78.385 AND 78.390)|
--------------------------------------
                                       ABOVE SPACE IS FOR OFFICE USE ONLY

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS

         (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation:

K-9 CONCEPTS, INC.

2. The articles have been amended as follows (provide article numbers, if available):

FIRST:   The name of the Corporation is AUSSIE SOLES GROUP INC.












3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 50.96%

4. Effective date of filing (optional):

5. Officer Signature (REQUIRED):  ___________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.